EXHIBIT 31

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

 I, Eric Lundberg, certify that:

1.	I have reviewed this Amendment No. 2 to the annual report on Form 10-K of TheStreet, Inc.; and

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2019	By:	/s/ Eric Lundberg
	Name:	Eric Lundberg
	Title:	Chief Executive Officer and Chief Financial Officer (principal executive and financial officer)

20